CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL VARIABLE PRODUCTS TRUST
In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:
         1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: August 31, 2004

 By: /S/ THOMAS H. MACLEAY
     ---------------------
       Thomas H. MacLeay
      Chairman and Chief Executive Officer



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Section 906 Certifications



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: Sentinel VARIABLE PRODUCS TRUST
In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:
         1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: August 31, 2004

By: /S/ JOHN M. GRAB
    ----------------
      John M. Grab
      Vice President and Chief Financial Officer




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